                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JUNE 16, 2003
                        (Date of earliest event reported)

                            MITCHAM INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                        000-25142               76-0210849
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


8141 SH 75 SOUTH, P.O. BOX 1175, HUNTSVILLE, TEXAS                 77342
     (Address of principal executive offices)                    (Zip Code)


                                  936-291-2277
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits. The following exhibit is filed as a part of this report:

                  99 CEO's letter to shareholders distributed to shareholders on June 16, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         On June 16, 2003, Mitcham Industries, Inc. distributed to its shareholders its 2003 Annual Report, the CEO's accompanying letter of which contains certain forward-looking information regarding industry trends and increased company revenues beginning in the second fiscal quarter. The text of the CEO's letter to shareholders is attached to this report as Exhibit 99 and is incorporated in this report by reference.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report on Form 8-K are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included herein, including statements regarding our future financial position and results of operations, planned capital expenditures, liquidity and capital resources, business strategy and other plans and objectives for future operations, the future mix of revenues from segments and business, commitments and contingent liabilities, and future demand for our services and predicted improvement in energy industry and seismic service industry conditions, are forward-looking statements. Actual results may differ materially from such forward-looking statements. Important factors that could cause or contribute to such differences include a prolonged and gradual recovery, or no full recovery, of the energy services sector of a depressed oil and gas industry, and thereafter, the inherent volatility of oil and gas prices and the related volatility of demand for the company's services; dependence upon additional lease contracts; continuing customer concentration and resulting increased credit risk; continuing industry consolidation; the risk of technological obsolescence of the company's lease fleet; vulnerability of seismic activity and demand to weather conditions and seasonality of operating results; dependence upon few suppliers; and other factors which are disclosed in the company's most recent report on Form 10-Q.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MITCHAM INDUSTRIES, INC.


Date: June 16, 2003                   By: /s/ Christopher C. Siffert
                                          -------------------------------------
                                          Christopher C. Siffert
                                          Vice President & Corporate Controller



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                                  EXHIBIT INDEX

Exhibit No.        Name of Exhibit
-----------        ---------------
   99              CEO's letter to shareholders distributed June 16, 2003.